Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE
JLG Industries, Inc.
1 JLG Drive
McConnellsburg, PA 17233-9533
Telephone (717) 485-5161	Contact: Juna Rowland
Fax (717) 485-6417	Vice President — Corporate & Investor Relations
www.jlg.com	(240) 313-1816, ir@jlg.com

JLG ACHIEVES RECORD SALES IN FOURTH QUARTER AND FULL YEAR
Continues Improvement in Operating Results

     MCCONNELLSBURG, PA, SEPTEMBER 23, 2004 – JLG Industries, Inc. (NYSE: JLG) announced today consolidated revenues for the fourth fiscal quarter ended July 31, 2004 of $425 million, 82 percent higher than year-ago levels, including revenues from OmniQuip products of $80 million. Excluding the favorable impact of the OmniQuip acquisition, revenues were $345 million, up 48 percent. North America and international sales were up 51 percent and 38 percent, respectively. Adjusted to eliminate the impact of integration expense, earnings for the fourth quarter were $.42 per diluted share versus $.13 in the prior year. Unadjusted reported earnings on a GAAP basis for the fourth quarter were $.35 per diluted share versus $.13 in the prior year. The favorable impact of increased demand, productivity improvements and synergy savings from the acquisition were offset in part by higher costs of raw materials, specifically steel and petroleum-based products, and component shortages attributable to supply versus demand imbalances.

     Excluding integration expense, gross profit margin improved to 19.6 percent in the fourth quarter, despite higher costs of raw materials and component shortages, compared with 19.1 percent in the same period last year. Adjusted to eliminate the impact of integration expense, operating income improved to $36.9 million, or 8.7 percent, versus $15.4 million, or 6.6 percent, for the year-ago period. On a GAAP basis, unadjusted reported gross profit margin was 18.8 percent versus 19.1 percent, and operating profit margin was 7.5 percent versus 6.6 percent in the prior year fourth quarter.

YEAR-TO-DATE RESULTS

     For the full year fiscal 2004, consolidated revenues were $1.2 billion, a 59 percent increase from the prior year period. Revenues from the OmniQuip acquisition were $250 million, up 17 percent, while remaining revenues were $944 million, up 26 percent. Adjusted to eliminate the impact of integration expense, fiscal year earnings were $.84 per diluted share versus $.29 for the prior year. Unadjusted reported earnings on a GAAP basis are $.61 per diluted share versus $.29 last year.

(more)

JLG Industries, Inc. – page 2

     Before the impact of integration expense, gross profit margin improved to 19.7 percent from 17.9 percent in the comparable period last year, and operating income increased to $91.9 million, or 7.7 percent, from $36.3 million, or 4.8 percent, in the year-ago period. On a GAAP basis, unadjusted reported gross profit margin was 18.9 percent versus 17.9 percent, and operating profit margin was 6.4 percent versus 4.8 percent for the prior year period.

     The Company also continued to improve key operating metrics, reducing trade receivable days sales outstanding to 78 at year-end from 103 last year while improving inventory turns to 5.8 from 3.4.

     Total integration costs in fiscal 2004 were $27.7 million, with $16.0 million impacting the income statement and $23.1 million in cash resulting in gross annual savings of $34.8 million. The estimate of total cost for the four-year integration program is $45.9 million, with $27.0 million to impact the income statement and $37.5 million in cash, while ongoing annual synergies are expected to be approximately $60.6 million. For fiscal 2005, the Company estimates integration costs of $15.2 million with ongoing annual synergies of $19.5 million. Of the $15.2 million in costs, $8.4 million will impact the income statement and there will be $11.4 million in cash.

OUTLOOK

     “Fueled by an improved North American economy and successful integration of our OmniQuip acquisition, and absent any major economic or geopolitical issues, we are optimistic at the overall outlook for our Company in fiscal 2005, even as we keep our focus on business realities and their inherent challenges,” stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “Our order book is strong, and we anticipate stronger demand in fiscal 2005 with global sales projected to increase by 10 to 25 percent. The biggest challenge going forward is anticipated to be the price of raw materials, especially steel and petroleum-based components. Steel prices have been most volatile and the range of forecast estimates within the industry varies widely. Our fiscal 2005 plan assumes our weighted average price of steel will exceed the prior year’s baseline by 75 percent. To hold the increase at no more than this level will require prices to begin to abate in the fall and winter, and level out into the spring and summer of next year. Our response to these conditions included initiating a steel surcharge of 2.8 percent in March, and more recently, instituting a base price increase averaging 3 percent. Even so, the adverse effect of high steel prices will be pronounced during our seasonally slower first fiscal half.

     Our five-year strategic plan is designed to reach our $2 billion revenue goal. Demand for access equipment worldwide is growing, and we believe that we have the right products and services, and manufacturing flexibility to meet those demands. Despite the current challenges, we will maintain fiscal discipline and focus on what is important to our stakeholders: sales growth, quality of earnings, asset intensity and risk management.”

(more)

JLG Industries, Inc. – page 3

DIVIDEND

     The Board of Directors of JLG Industries, Inc. today declared its regular, quarterly cash dividend of $.005 per common share. The dividend is payable on October 15, 2004 to shareholders of record October 1, 2004.

CONFERENCE CALL

     Management’s complete analysis of the Company’s quarterly results and financial condition will be provided during a conference call and webcast with accompanying presentation on Friday, September 24 at 9:00 a.m. Eastern Time accessible from www.jlg.com. Within North America, access to the call is available by dialing (800) 510-9836, participant pass code 11246817. From international locations, call (617) 614-3670, using the same pass code. A replay of the conference call presentation will be available on the Company’s website.

ABOUT JLG

     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers) and highway-speed telescopic hydraulic excavators. The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the quarter ended April 30, 2004.

     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com. NOTE: Information contained on our website is not incorporated by reference into this press release.

(Tables follow)

JLG Industries, Inc. — Page 4

JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 31,	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	July 31, 2004	2004	2004	2004	2003	July 31, 2003	2003	2003	2003	2002	July 31, 2002
REVENUES AND PROFITABILITY
Revenues	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128	$233,558	$205,770	$151,313	$160,487	$770,070
Gross profit margin	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%	19.1%	16.8%	17.2%	18.1%	17.2%
EBITDA(1)	105,660	38,363	30,336	19,769	17,192	62,949	19,381	14,878	17,434	11,256	56,435
Trailing twelve month EBITDA(1)	105,660	105,660	86,678	71,220	68,885	62,949	62,949	65,709	60,118	54,726	56,435
Trailing twelve month EBITDA margin(1)	8.8%	8.8%	8.6%	8.0%	8.6%	8.4%	8.4%	8.6%	7.8%	7.1%	7.3%
Operating income	75,906	31,879	23,598	10,663	9,766	36,321	15,378	8,564	4,649	7,730	30,717
Operating profit margin	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%	6.6%	4.2%	3.1%	4.8%	4.0%
Net income margin(1)	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%	2.4%	1.1%	2.8%	0.2%	1.7%
Reported EPS per diluted share(1)	$.61	$.35	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$.30
IMPACT OF SELECTED ITEMS ON:(2)
income (expense)
PRE-TAX INCOME
Integration expenses — OmniQuip (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(15,975)	$(5,022)	$(2,907)	$(4,145)	$(3,901)	$—	$—	$—	$—	$—	$—
Restructuring and repositioning charges (in both COS, Restructuring)	(119)	3	(1)	(58)	(63)	(4,040)	(859)	(1,762)	(1,256)	(163)	(6,715)
Currency effects (in Miscellaneous-net)	(2,309)	(1,171)	(1,938)	675	125	5,422	(697)	993	7,575	(2,449)	2,896
Bad debt charges (in SA&PD)	(11,560)	(3,819)	(2,376)	(4,273)	(1,092)	(7,024)	(3,273)	(1,318)	(1,652)	(781)	(3,693)
Inventory charges (in COS)	(4,519)	(1,374)	(196)	(1,622)	(1,327)	(4,463)	1,905	(3,380)	(1,944)	(1,044)	(4,670)
Early vesting incentives (in both COS, SA&PD)	(1,771)	—	(577)	(1,194)	—	—	—	—	—	—	(762)
Other Incentive pay (in both COS, SA&PD)	(16,923)	(12,065)	(4,858)	—	—	(2,605)	(876)	(1,729)	—	—	—
Deferred profit on sale-leaseback (in COS)	—	—	—	—	—	—	—	—	—	—	3,069
Restatement expenses (in SA&PD)	(1,264)	(206)	(1,058)	—	—	—	—	—	—	—	—
Unrecovered steel increase (in COS)	(4,695)	(4,695)	—	—	—	—	—	—	—	—	—
NET INCOME
Integration expenses — OmniQuip (in both COS, SA&PD)	(10,247)	(3,264)	(1,890)	(2,589)	(2,504)	—	—	—	—	—	—
Restructuring and repositioning charges (in both COS, Restructuring)	(75)	2	(1)	(36)	(40)	(2,747)	(584)	(1,198)	(854)	(111)	(4,499)
Currency effects (in Miscellaneous-net)	(1,519)	(761)	(1,260)	422	80	3,687	(474)	675	5,151	(1,665)	1,940
Bad debt charges (in SA&PD)	(7,396)	(2,482)	(1,544)	(2,669)	(701)	(4,776)	(2,226)	(896)	(1,123)	(531)	(2,474)
Inventory charges (in COS)	(2,885)	(893)	(127)	(1,013)	(852)	(3,035)	1,295	(2,298)	(1,322)	(710)	(3,129)
Benefit from change in effective income tax rate	—		—	—	—	2,051	2,051	—	—	—	—
Early vesting incentives (in both COS, SA&PD)	(1,121)	—	(375)	(746)	—	—	—	—	—	—	(511)
Other Incentive pay (in both COS, SA&PD)	(11,000)	(7,842)	(3,158)	—	—	(1,771)	(596)	(1,176)	—	—	—
Deferred profit on sale-leaseback (in COS)	—	—	—	—	—	—	—	—	—	—	2,056
Restatement expenses (in SA&PD)	(822)	(134)	(688)	—	—	—	—	—	—	—	—
Unrecovered steel increase (in COS)	(3,052)	(3,052)	—	—	—	—	—	—	—	—	—
EARNINGS PER SHARE
Integration expenses — OmniQuip (in both COS, SA&PD)	(0.23)	(0.07)	(0.04)	(0.06)	(0.06)	—	—	—	—	—	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	(0.06)	(0.01)	(0.03)	(0.02)	—	(0.10)
Currency effects (in Miscellaneous-net)	(0.04)	(0.02)	(0.03)	0.01	—	0.09	(0.01)	0.02	0.12	(0.04)	0.05
Bad debt charges (in SA&PD)	(0.17)	(0.06)	(0.04)	(0.06)	(0.02)	(0.11)	(0.05)	(0.02)	(0.03)	(0.01)	(0.06)
Inventory charges (in COS)	(0.06)	(0.02)	—	(0.02)	(0.02)	(0.07)	0.03	(0.05)	(0.03)	(0.02)	(0.07)
Benefit from change in effective income tax rate	—	—	—	—	—	0.05	0.05	—	—	—	—
Early vesting incentives (in both COS, SA&PD)	(0.03)	—	(0.01)	(0.02)	—	—	—	—	—	—	(0.01)
Other Incentive pay (in both COS, SA&PD)	(0.25)	(0.18)	(0.07)	—	—	(0.04)	(0.01)	(0.03)	—	—	—
Deferred profit on sale-leaseback (in COS)	—	—	—	—	—	—	—	—	—	—	0.05
Restatement expenses (in SA&PD)	(0.02)	—	(0.02)	—	—	—	—	—	—	—	—
Unrecovered steel increase (in COS)	(0.07)	(0.07)	—	—	—	—	—	—	—	—	—
BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809	$132,809	$16,529	$9,565	$10,181	$6,205
Accounts receivable, net	362,819	362,819	372,500	315,304	289,729	257,519	257,519	252,200	210,192	200,329	227,722
Finance receivable, net	39,667	39,667	33,270	31,134	33,057	34,324	34,324	28,936	79,458	99,766	73,660
Pledged finance receivables, net	118,417	118,417	131,878	148,104	153,762	160,407	160,407	167,089	113,656	86,700	88,056
Inventories	154,405	154,405	164,160	150,074	153,200	122,675	122,675	154,168	168,612	178,016	165,536
Total balance sheet debt	423,534	423,534	465,094	464,609	467,422	460,570	460,570	377,571	372,305	337,126	279,329
Limited recourse debt from finance receivables monetizations	121,794	121,794	135,453	150,283	153,541	164,940	164,940	164,653	106,662	83,188	87,571
Net debt(3)	269,553	269,553	323,186	303,408	310,498	171,103	171,103	206,361	266,913	255,627	198,884
Net debt(3) to total capitalization	49%	49%	55%	55%	56%	41%	41%	46%	52%	52%	46%
Maximum loss exposure from finance receivables monetizations	25,161	25,161	23,757	24,460	23,380	21,708	21,708	18,928	8,519	6,275	5,998
Equity	281,270	281,270	264,018	252,252	248,911	247,714	247,714	245,034	241,760	235,897	236,042
Working capital	340,552	340,552	353,696	336,107	321,950	382,763	382,763	292,498	277,431	243,593	231,203
Depreciation and amortization	25,681	5,070	7,359	6,766	6,486	19,937	4,591	4,931	5,147	5,268	20,959
Capital expenditures, net of retirements	11,978	3,597	2,094	2,858	3,429	10,324	2,662	2,942	3,076	1,644	12,390
Free cash flow(4)	(98,450)	53,633	(19,778)	7,090	(139,395)	27,781	35,258	60,553	(11,286)	(56,744)	169,753
FINANCIAL RATIOS
Days sales outstanding	78.4	78.4	106.0	115.4	106.0	102.7	102.7	109.6	114.0	98.7	85.7
Days payables outstanding	57.0	57.0	65.1	58.6	54.0	70.8	70.8	75.8	36.0	59.2	66.5
Inventory turnover (annualized)	5.8	5.8	5.1	4.6	3.8	3.4	3.4	3.2	3.3	3.5	3.3

(1)	Before cumulative effect of change in accounting principle.

(2)	Net of 35%, 35%, 38%, 36%, 32% and 33% effective income tax rate for the fourth quarter of fiscal 2004, the third quarter of fiscal 2004, the second quarter of fiscal 2004, the first quarter of fiscal 2004, 2003 and 2002, respectively. EPS is calculated by dividing the Net Income amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 31,	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	July 31, 2004	2004	2004	2004	2003	July 31, 2003	2003	2003	2003	2002	July 31, 2002
Revenues
Net sales	$1,170,186	$418,605	$312,650	$230,539	$208,392	$724,819	$227,188	$199,282	$143,961	$154,388	$745,870
Financial products	15,203	4,172	3,913	3,442	3,676	19,184	4,806	5,152	4,836	4,390	14,227
Rentals	8,573	2,383	2,124	2,549	1,517	7,125	1,564	1,336	2,516	1,709	9,973

	1,193,962	425,160	318,687	236,530	213,585	751,128	233,558	205,770	151,313	160,487	770,070
Cost of sales	968,562	345,110	255,050	193,083	175,319	616,686	188,975	171,125	125,215	131,371	637,983

Gross profit	225,400	80,050	63,637	43,447	38,266	134,442	44,583	34,645	26,098	29,116	132,087
Gross profit margin	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%	19.1%	16.8%	17.2%	18.1%	17.2%
Selling and administrative expenses	128,465	42,348	34,052	28,349	23,716	79,225	25,276	20,087	16,377	17,485	79,693
Selling & administrative %	10.8%	10.0%	10.7%	12.0%	11.1%	10.5%	10.8%	9.8%	10.8%	10.9%	10.3%
Product development expenses	21,002	5,807	5,987	4,435	4,773	16,142	3,791	4,561	3,889	3,901	15,586
Product development %	1.8%	1.6%	1.9%	1.9%	2.2%	2.1%	1.6%	2.2%	2.6%	2.4%	2.0%
Restructuring charges	27	16	—	—	11	2,754	138	1,433	1,183	—	6,091

Income from operations	75,906	31,879	23,598	10,663	9,766	36,321	15,378	8,564	4,649	7,730	30,717
Operating profit margin	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%	6.6%	4.2%	3.1%	4.8%	4.0%
Other income (deductions):
Interest expense	(38,098)	(9,274)	(9,400)	(9,548)	(9,876)	(27,985)	(9,645)	(6,764)	(6,072)	(5,504)	(16,255)
Miscellaneous, net	4,073	1,414	(621)	2,340	940	6,691	(588)	1,383	7,638	(1,742)	4,759

Income before taxes and cumulative effect of change in accounting principle	41,881	24,019	13,577	3,455	830	15,027	5,145	3,183	6,215	484	19,221
Income tax provision	15,232	8,748	4,890	1,297	297	2,635	(527)	1,018	1,989	155	6,343

Income before cumulative effect of change in accounting principle	26,649	15,271	8,687	2,158	533	12,392	5,672	2,165	4,226	329	12,878
Cumulative effect of change in accounting principle(1)	—	—	—	—	—	—	—	—	—	—	(114,470)

Net income (loss)	$26,649	$15,271	$8,687	$2,158	$533	$12,392	$5,672	$2,165	$4,226	$329	$(101,592)

Return on revenues before impairment	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%	2.4%	1.1%	2.8%	0.2%	1.7%
Earnings (loss) per common share:
Earnings per common share before cumulative effect of change in accounting principle	$.62	$.36	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$.31
Cumulative effect of change in accounting principle(1)	—	—	—	—	—	—	—	—	—	—	(2.72)

Earnings (loss) per common share	$.62	$.36	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$(2.41)

Earnings (loss) per common share - assuming dilution:
Earnings per common share — assuming dilution before cumulative effect of change in accounting principle	$.61	$.35	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$.30
Cumulative effect of change in accounting principle(1)	—	—	—	—	—	—	—	—	—	—	(2.65)

Earnings (loss) per common share — assuming dilution	$.61	$.35	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$(2.35)

Cash Dividends per share	$.020	$.005	$.005	$.005	$.005	$.020	$.005	$.005	$.005	$.005	$.025

Average basic shares outstanding	42,860	42,955	42,836	42,791	42,656	42,601	42,608	42,598	42,570	42,541	42,082

Average diluted shares outstanding	44,032	44,191	44,013	44,152	43,575	42,866	42,883	42,775	42,867	42,853	43,170

(1)	Goodwill impairment.

JLG Industries, Inc. — Page 6

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	July 31,	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2004	2003	2003	2003	2003	2002	2002
ASSETS
Current assets
Cash and cash equivalents	$37,656	$12,945	$18,125	$11,288	$132,809	$16,529	$9,565	$10,181	$6,205
Accounts receivable, net	362,819	372,500	315,304	289,729	257,519	252,200	210,192	200,329	227,722
Finance receivables, net	5,920	4,473	8,252	2,573	3,168	1,570	18,031	18,276	28,248
Pledged finance receivables, net	31,858	36,027	42,189	39,380	41,334	50,741	39,685	35,391	34,353
Inventories	154,405	164,160	150,074	153,200	122,675	154,168	168,612	178,016	165,536
Other current assets	41,058	42,086	27,441	54,252	46,474	23,061	24,404	31,675	31,042

Total current assets	633,716	632,191	561,385	550,422	603,979	498,269	470,489	473,868	493,106
Property, plant and equipment, net	91,504	88,277	90,862	92,525	79,699	80,366	81,165	82,057	84,370
Equipment held for rental, net	21,190	18,687	22,903	18,236	19,651	20,509	20,288	21,552	20,979
Finance receivables, less current portion	33,747	28,797	22,882	30,484	31,156	27,366	61,427	81,490	45,412
Pledged finance receivables, less current portion	86,559	95,851	105,915	114,382	119,073	116,348	73,971	51,309	53,703
Goodwill	62,885	66,501	66,501	66,450	29,509	29,509	29,509	28,791	28,791
Intangible assets, net	35,240	32,979	33,709	34,448	—	—	—	—	—
Other assets	62,603	66,434	67,961	66,002	53,135	53,396	59,231	55,870	51,880

	$1,027,444	$1,029,717	$972,118	$972,949	$936,202	$825,763	$796,080	$794,937	$778,241

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,729	$14,843	$1,758	$2,278	$1,472	$912	$23,436	$25,375	$14,427
Current portion of limited recourse debt from finance receivables monetizations	32,585	37,086	40,824	40,153	45,279	50,980	36,511	33,862	34,850
Accounts payable	139,990	123,984	92,762	68,197	83,408	83,059	70,162	96,283	129,317
Accrued expenses	118,860	102,582	89,934	117,844	91,057	70,820	62,949	74,755	83,309

Total current liabilities	293,164	278,495	225,278	228,472	221,216	205,771	193,058	230,275	261,903
Long-term debt, less current portion	300,011	314,798	312,568	311,603	294,158	212,006	242,207	228,563	177,331
Limited recourse debt from finance receivables monetizations, less current portion	89,209	98,367	109,459	113,388	119,661	113,673	70,151	49,326	52,721
Accrued post-retirement benefits	29,666	28,798	27,998	27,199	26,179	26,255	25,833	25,411	24,989
Other long-term liabilities	20,542	30,501	30,487	29,790	15,160	11,118	11,317	11,150	10,807
Provisions for contingencies	13,582	14,740	14,076	13,586	12,114	11,906	11,754	14,315	14,448
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value Issued shares: fiscal 2004 - 43,903; fiscal 2003 - 43,367; fiscal 2002 - 42,728	8,781	8,732	8,712	8,683	8,673	8,601	8,594	8,594	8,546
Additional paid-in capital	29,571	25,883	24,725	23,789	23,597	20,514	20,508	20,594	18,846
Retained earnings	254,268	239,215	230,746	228,806	228,490	223,033	221,083	217,072	216,957
Unearned compensation	(5,333)	(2,856)	(3,796)	(5,145)	(5,428)	(2,749)	(2,938)	(3,157)	(1,649)
Accumulated other comprehensive loss	(6,017)	(6,956)	(8,135)	(7,222)	(7,618)	(4,365)	(5,487)	(7,206)	(6,658)

Total shareholders’ equity	281,270	264,018	252,252	248,911	247,714	245,034	241,760	235,897	236,042

	$1,027,444	$1,029,717	$972,118	$972,949	$936,202	$825,763	$796,080	$794,937	$778,241

JLG Industries, Inc. — Page 7

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 31,	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	July 31, 2004	2004	2004	2004	2003	July 31, 2003	2003	2003	2003	2002	July 31, 2002
OPERATIONS
Net income (loss)	$26,649	$15,271	$8,687	$2,158	$533	$12,392	$5,672	$2,165	$4,226	$329	$(101,592)
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	319	52	214	(240)	293	266	149	25	89	3	392
(Gain) loss on sale of equipment held for rental	(12,451)	(12,568)	(1,247)	44	1,320	(6,794)	(1,091)	(1,852)	(3,154)	(697)	(8,049)
Non-cash charges and credits:
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	—	—	—	114,470
Depreciation and amortization	25,681	5,070	7,359	6,766	6,486	19,937	4,591	4,931	5,147	5,268	20,959
Other	13,948	(1,452)	5,101	6,980	3,319	7,035	(5,564)	4,317	5,683	2,599	6,997
Changes in selected working capital items:
Accounts receivable(1)	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)	(8,990)	(41,663)	(11,945)	27,274	(40,110)
Inventories	9,188	13,060	(14,053)	3,296	6,885	43,137	32,164	14,544	8,695	(12,266)	24,462
Accounts payable	33,207	11,982	31,428	24,751	(34,954)	(46,026)	621	12,832	(26,469)	(33,010)	52,685
Other operating assets and liabilities	13,506	21,266	(3,515)	(4,289)	44	(12,706)	(2,052)	7,434	(8,396)	(9,692)	15,194
Changes in finance receivables	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487	(2,644)	50,239	20,244	(27,352)	57,154
Changes in pledged finance receivables	(14,866)	224	1,537	(1,175)	(15,452)	(114,271)	(14,627)	(64,299)	(32,950)	(2,395)	(91,331)
Changes in other assets and liabilities	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)	(3,392)	3,970	(281)	(3,592)	(28,136)

Cash flow from operating activities	11,683	59,800	(26,143)	11,376	(33,350)	(95,162)	4,837	(7,357)	(39,111)	(53,531)	23,095
INVESTMENTS
Purchases of property, plant and equipment	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)	(2,811)	(3,059)	(3,286)	(1,650)	(12,954)
Proceeds from sale of property, plant and equipment	90	(127)	127	1	89	216	—	92	121	3	172
Purchases of equipment held for rental	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)	(1,991)	(3,014)	(7,713)	(3,624)	(26,429)
Proceeds from sale of equipment held for rental	33,269	20,563	8,008	3,557	1,141	19,063	2,882	3,577	10,099	2,505	28,924
Cash portion of acquisitions	(109,557)	(14,186)	—	—	(95,371)	—	—	—	—	—	—
Other	333	(27)	507	(101)	(46)	(689)	(25)	529	(1,136)	(57)	405

Cash flow from investing activities	(114,941)	(7,545)	1,716	(8,905)	(100,207)	(8,558)	(1,945)	(1,875)	(1,915)	(2,823)	(9,882)
FINANCING
Net issuance (repayment) of short-term debt	27	(13,115)	13,084	(536)	594	(13,497)	568	(23,114)	(1,975)	11,024	(7,771)
Issuance of long-term debt	351,999	181,999	71,000	77,000	22,000	404,283	126,995	57,288	127,000	93,000	617,000
Repayment of long-term debt	(362,506)	(196,202)	(67,099)	(77,119)	(22,086)	(279,647)	(32,336)	(88,050)	(116,059)	(43,202)	(717,572)
Issuance of limited recourse debt	13,979	—	—	3,108	10,871	117,383	18,940	68,975	29,468	—	90,214
Repayment of limited recourse debt	(253)	—	—	—	(253)	(118)	—	(118)	—	—	—
Payment of dividends	(871)	(219)	(218)	(218)	(216)	(859)	(215)	(215)	(215)	(214)	(1,058)
Exercise of stock options and issuance of restricted awards	5,472	555	2,118	2,314	485	927	189	260	203	275	3,732

Cash flow from financing activities	7,847	(26,982)	18,885	4,549	11,395	228,472	114,141	15,026	38,422	60,883	(15,455)
CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	258	(562)	362	(183)	641	1,852	(753)	1,170	1,988	(553)	(807)
CASH
Net change in cash and cash equivalents	(95,153)	24,711	(5,180)	6,837	(121,521)	126,604	116,280	6,964	(616)	3,976	(3,049)
Beginning balance	132,809	12,945	18,125	11,288	132,809	6,205	16,529	9,565	10,181	6,205	9,254

Ending balance	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809	$132,809	$16,529	$9,565	$10,181	$6,205

(1)	Net of change in accounts receivable securitization of $50,600 for the period ended July 31, 2002.

JLG Industries, Inc. — Page 8

JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 31,	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	July 31, 2004	2004	2004	2004	2003	July 31, 2003	2003	2003	2003	2002	July 31, 2002
SEGMENT INFORMATION
REVENUES:
Machinery	$973,610	$351,123	$261,263	$192,266	$168,958	$594,484	$192,758	$167,630	$109,550	$124,546	$621,283
Equipment Services	204,454	69,559	53,258	40,822	40,815	136,737	35,855	32,835	36,676	31,371	133,058
Access Financial Solutions	15,898	4,478	4,166	3,442	3,812	19,907	4,945	5,305	5,087	4,570	15,729

	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128	$233,558	$205,770	$151,313	$160,487	$770,070

SEGMENT PROFIT (LOSS):
Machinery	$70,844	$27,520	$25,190	$11,541	$6,593	$25,513	$13,701	$6,665	$168	$4,979	$29,039
Equipment services	59,760	20,725	15,158	12,809	11,068	27,119	8,235	6,998	6,632	5,254	24,686
Access Financial Solutions	1,695	990	694	(273)	284	3,990	295	716	1,881	1,098	5,288
General corporate expenses	(67,308)	(19,898)	(20,229)	(16,088)	(11,093)	(32,001)	(10,356)	(9,434)	(6,475)	(5,736)	(33,347)

Segment profit	64,991	29,337	20,813	7,989	6,852	24,621	11,875	4,945	2,206	5,595	25,666
Add: AFS’ interest expense	10,915	2,542	2,785	2,674	2,914	11,700	3,503	3,619	2,443	2,135	5,051

Operating Income	$75,906	$31,879	$23,598	$10,663	$9,766	$36,321	$15,378	$8,564	$4,649	$7,730	$30,717

PRODUCT GROUP REVENUES
Aerial work platforms	$562,056	$217,425	$146,017	$109,354	$89,260	$428,564	$141,544	$116,092	$79,615	$91,313	$475,241
Telehandlers	358,865	117,510	99,439	69,908	72,008	117,475	35,613	34,843	19,417	27,602	87,443
Excavators	52,689	16,188	15,807	13,004	7,690	48,445	15,601	16,695	10,518	5,631	58,599
After-sales service and support, including parts sales, and used and reconditioned equipment sales	196,576	67,482	51,387	38,273	39,434	130,335	34,430	31,652	34,411	29,842	124,587
Financial products	15,203	4,172	3,913	3,442	3,676	19,184	4,806	5,152	4,836	4,390	14,227
Rentals	8,573	2,383	2,124	2,549	1,517	7,125	1,564	1,336	2,516	1,709	9,973

	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128	$233,558	$205,770	$151,313	$160,487	$770,070

GEOGRAPHIC REVENUES
United States	$923,696	$327,498	$246,985	$177,542	$171,671	$546,494	$165,372	$155,852	$107,920	$117,350	$556,252
Europe	178,392	66,076	48,079	40,286	23,951	145,038	47,144	33,830	32,816	31,248	167,940
Other international	91,874	31,586	23,623	18,702	17,963	59,596	21,042	16,088	10,577	11,889	45,878

	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128	$233,558	$205,770	$151,313	$160,487	$770,070

JLG Industries, Inc. — Page 9

JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	July 31,	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,
	2004	2004	2004	2003	2003	2003	2003	2002
Income before cumulative effect of change in accounting principle	$15,271	$8,687	$2,158	$533	$5,672	$2,165	$4,226	$329
Interest expense	9,274	9,400	9,548	9,876	9,645	6,764	6,072	5,504
Income tax provision	8,748	4,890	1,297	297	(527)	1,018	1,989	155
Depreciation and amortization	5,070	7,359	6,766	6,486	4,591	4,931	5,147	5,268

EBITDA	$38,363	$30,336	$19,769	$17,192	$19,381	$14,878	$17,434	$11,256

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10

JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	July 31,	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2004	2003	2003	2003	2003	2002	2002
Income before cumulative effect of change in accounting principle	$26,649	$17,050	$10,528	$12,596	$12,392	$15,062	$13,733	$10,841	$12,878
Interest expense	38,098	38,469	35,833	32,357	27,985	22,885	19,466	17,421	16,255
Income tax provision	15,232	5,957	2,085	2,777	2,635	7,270	6,664	5,333	6,343
Depreciation and amortization	25,681	25,202	22,774	21,155	19,937	20,492	20,255	21,131	20,959

EBITDA	$105,660	$86,678	$71,220	$68,885	$62,949	$65,709	$60,118	$54,726	$56,435

Revenues	$1,193,962	$1,002,360	$889,443	$804,226	$751,128	$766,394	$769,356	$774,395	$770,070

EBITDA Margin	8.8%	8.6%	8.0%	8.6%	8.4%	8.6%	7.8%	7.1%	7.3%

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11

JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	July 31,	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2004	2003	2003	2003	2003	2002	2002
Revolving credit facilities	$—	$14,000	$—	$—	$—	$30,288	$61,000	$50,000	$—
$15 million cash management facility	—	13,129	—	567	—	—	—	—	—
$25 million overdraft credit facility	—	—	—	—	—	—	23,058	25,000	13,935
$125 million senior notes	125,000	125,000	125,000	125,000	125,000	—	—	—	—
$175 million senior subordinated notes	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000
Miscellaneous debt	5,236	5,321	15,465	15,554	1,983	1,468	1,573	1,665	1,909
Fair value of interest rate swaps	(8,814)	(8,296)	(6,795)	(8,065)	(12,347)	—	5,012	2,273	914
Gain on terminated interest rate swap	5,318	5,487	5,656	5,825	5,994	6,162	—	—	—

Bank debt and notes	301,740	329,641	314,326	313,881	295,630	212,918	265,643	253,938	191,758
Limited recourse debt from finance receivables monetizations *	121,794	135,453	150,283	153,541	164,940	164,653	106,662	83,188	87,571

Total balance sheet debt	423,534	465,094	464,609	467,422	460,570	377,571	372,305	337,126	279,329

Net present value of off-balance sheet rental fleet lease	1,070	1,524	2,026	2,341	2,341	3,382	3,858	4,506	5,582
Net present value of off-balance sheet production equipment leases	4,399	4,966	5,181	5,564	5,941	6,590	6,977	7,364	7,749

Total off-balance sheet financing	5,469	6,490	7,207	7,905	8,282	9,972	10,835	11,870	13,331

Total balance sheet debt and off-balance sheet financing	429,003	471,584	471,816	475,327	468,852	387,543	383,140	348,996	292,660
Less: cash	37,656	12,945	18,125	11,288	132,809	16,529	9,565	10,181	6,205
Less: limited recourse debt from finance receivables monetizations	121,794	135,453	150,283	153,541	164,940	164,653	106,662	83,188	87,571

Net debt	$269,553	$323,186	$303,408	$310,498	$171,103	$206,361	$266,913	$255,627	$198,884

* Maximum loss exposure from finance receivables monetizations	$25,161	$23,757	$24,460	$23,380	$21,708	$18,928	$8,519	$6,275	$5,998

Shareholders’ Equity	$281,270	$264,018	$252,252	$248,911	$247,714	$245,034	$241,760	$235,897	$236,042

Net Debt-to-Net Debt plus Shareholders’ Equity	49%	55%	55%	56%	41%	46%	52%	52%	46%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	60%	64%	65%	65%	65%	61%	61%	59%	54%

We also monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12

JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 31,	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	July 31, 2004	2004	2004	2004	2003	July 31, 2003	2003	2003	2003	2002	July 31, 2002
Net income (loss)	$26,649	$15,271	$8,687	$2,158	$533	$12,392	$5,672	$2,165	$4,226	$329	($101,592)
Adjustments to reconcile net income to cash flow from operating activities:
Non-cash items	27,497	(8,898)	11,427	13,550	11,418	20,444	(1,915)	7,421	7,765	7,173	134,769
Accounts receivable	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)	(8,990)	(41,663)	(11,945)	27,274	(40,110)
Inventories	9,188	13,060	(14,053)	3,296	6,885	43,137	32,164	14,544	8,695	(12,266)	24,462
Other current assets	8,780	(158)	(14,211)	26,225	(3,076)	(15,960)	(18,109)	191	2,721	(763)	3,110
Accounts payable	33,207	11,982	31,428	24,751	(34,954)	(46,026)	621	12,832	(26,469)	(33,010)	52,685
Accrued expenses	4,726	21,424	10,696	(30,514)	3,120	3,254	16,057	7,243	(11,117)	(8,929)	12,084
Finance receivables	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487	(2,644)	50,239	20,244	(27,352)	57,154
Other cash from operations	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)	(3,392)	3,970	(281)	(3,592)	(28,136)
Purchases of property, plant and equipment	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)	(2,811)	(3,059)	(3,286)	(1,650)	(12,954)
Proceeds from sale of property, plant and equipment	90	(127)	127	1	89	216	—	92	121	3	172
Purchases of equipment held for rental	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)	(1,991)	(3,014)	(7,713)	(3,624)	(26,429)
Proceeds from sale of equipment held for rental	33,269	20,563	8,008	3,557	1,141	19,063	2,882	3,577	10,099	2,505	28,924
Cash portion of acquisitions	(109,557)	(14,186)	—	—	(95,371)	—	—	—	—	—	—
Other cash from investments	333	(27)	507	(101)	(46)	(689)	(25)	529	(1,136)	(57)	405
Payment of dividends	(871)	(219)	(218)	(218)	(216)	(859)	(215)	(215)	(215)	(214)	(1,058)
Exercise of stock options and issuance of restricted awards	5,472	555	2,118	2,314	485	927	189	260	203	275	3,732
Effect of exchange rate changes on cash	258	(562)	362	(183)	641	1,852	(753)	1,170	1,988	(553)	(807)
Seller financing	(10,000)	—	—	—	(10,000)	—	—	—	—	—	—
Capital lease assumed in OmniQuip acquisition	(3,630)	—	—	—	(3,630)	—	—	—	—	—	—
Debt assumed in Delta acquisition	(103)	(103)	—	—	—	—	—	—	—	—	—
Other(1)	(1,184)	1,931	3,924	1,531	(8,570)	15,310	18,518	4,271	(5,186)	(2,293)	63,342

Free Cash Flow	($98,450)	$53,633	($19,778)	$7,090	($139,395)	$27,781	$35,258	$60,553	($11,286)	($56,744)	$169,753

(1)	Includes changes in accounts receivable securitization and other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. — Page 13

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Fiscal Year Ended July 31,		Fiscal Year Ended July 31,		Fiscal Year Ended July 31,
	2004	2003	2004	2003	2004	2003
Revenues
Net sales	$1,170,186	$724,819	$1,170,186	$724,819	$—	$—
Financial products	15,203	19,184	—	—	15,203	19,184
Rentals	8,573	7,125	7,878	6,402	695	723

	1,193,962	751,128	1,178,064	731,221	15,898	19,907
Cost of sales	968,562	616,686	967,903	616,055	659	631

Gross profit	225,400	134,442	210,161	115,166	15,239	19,276
Selling and administrative expenses	128,465	79,225	125,836	75,639	2,629	3,586
Product development expenses	21,002	16,142	21,002	16,142	—	—
Restructuring charges	27	2,754	27	2,754	—	—

Income from operations	75,906	36,321	63,296	20,631	12,610	15,690
Other income (deductions):
Interest expense	(38,098)	(27,985)	(27,183)	(16,285)	(10,915)	(11,700)
Miscellaneous, net	4,073	6,691	4,073	6,691	—	—

Income before taxes	41,881	15,027	40,186	11,037	1,695	3,990
Income tax provision	15,232	2,635	14,615	1,935	617	700
Equity in income of Access Financial Solutions	—	—	1,078	3,290	—	—

Net income	$26,649	$12,392	$26,649	$12,392	$1,078	$3,290

Earnings per common share	$.62	$.29

Earnings per common share — assuming dilution	$.61	$.29

Cash dividends per share	$.020	$.020

Weighted average shares outstanding	42,860	42,601

Weighted average shares outstanding — assuming dilution	44,032	42,866

JLG Industries, Inc. — Page 14

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

			EQUIPMENT OPERATIONS
	CONSOLIDATED		JLG Industries, Inc. with		FINANCIAL SERVICES
	JLG Industries, Inc. and		Access Financial Solutions
	Consolidated Subsidiaries		on the Equity Basis		Access Financial Solutions
	July 31,		July 31,		July 31,
	2004	2003	2004	2003	2004	2003
ASSETS
Current assets
Cash and cash equivalents	$37,656	$132,809	$37,656	$132,809	$—	$—
Accounts receivable — net	362,819	257,519	332,154	217,521	30,665	39,998
Finance receivables — net	5,920	3,168	—	—	5,920	3,168
Pledged receivables — net	31,858	41,334	—	—	31,858	41,334
Inventories	154,405	122,675	154,405	122,675	—	—
Other current assets	41,058	46,474	41,058	46,474	—	—

Total current assets	633,716	603,979	565,273	519,479	68,443	84,500
Property, plant and equipment — net	91,504	79,699	91,504	79,699	—	—
Equipment held for rental — net	21,190	19,651	19,404	17,455	1,786	2,196
Finance receivables, less current portion	33,747	31,156	—	—	33,747	31,156
Pledged receivables, less current portion	86,559	119,073	—	—	86,559	119,073
Goodwill	62,885	29,509	62,885	29,509	—	—
Intangible assets — net	35,240	—	35,240	—	—	—
Investment in Access Financial Solutions	—	—	37,771	36,693	—	—
Receivable from Access Financial Solutions	—	—	31,398	35,662	—	—
Other assets	62,603	53,135	61,955	52,428	648	707

	$1,027,444	$936,202	$905,430	$770,925	$191,183	$237,632

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,729	$1,472	$1,729	$1,472	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	32,585	45,279	—	—	32,585	45,279
Accounts payable	139,990	83,408	139,990	83,408	—	—
Accrued expenses	118,860	91,057	118,652	90,720	208	337

Total current liabilities	293,164	221,216	260,371	175,600	32,793	45,616
Long-term debt, less current portion	300,011	294,158	300,011	294,158	—	—
Limited recourse debt from finance receivables monetizations, less current portion	89,209	119,661	—	—	89,209	119,661
Payable to JLG Industries, Inc.	—	—	—	—	31,398	35,662
Accrued post-retirement benefits	29,666	26,179	29,666	26,179	—	—
Other long-term liabilities	20,542	15,160	20,542	15,160	—	—
Provisions for contingencies	13,582	12,114	13,570	12,114	12	—
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued and outstanding shares: 43,903 shares; fiscal 2003 — 43,367 shares	8,781	8,673	8,781	8,673	30,000	30,000
Additional paid-in capital	29,571	23,597	29,571	23,597	—	—
Retained earnings	254,268	228,490	254,268	228,490	7,771	6,693
Unearned compensation	(5,333)	(5,428)	(5,333)	(5,428)	—	—
Accumulated other comprehensive loss	(6,017)	(7,618)	(6,017)	(7,618)	—	—

Total shareholders’ equity	281,270	247,714	281,270	247,714	37,771	36,693

	$1,027,444	$936,202	$905,430	$770,925	$191,183	$237,632

JLG Industries, Inc. — Page 15

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

			EQUIPMENT OPERATIONS
	CONSOLIDATED		JLG Industries, Inc. with		FINANCIAL SERVICES
	JLG Industries, Inc. and		Access Financial Solutions
	Consolidated Subsidiaries		on the Equity Basis		Access Financial Solutions
	Fiscal Year Ended July 31,		Fiscal Year Ended July 31,		Fiscal Year Ended July 31,
	2004	2003	2004	2003	2004	2003
Operations
Net income	$26,649	$12,392	$26,649	$12,392	$1,078	$3,290
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	319	266	319	266	—	—
(Gain) loss on sale of equipment held for rental	(12,451)	(6,794)	(12,454)	(7,154)	3	360
Non-cash charges and credits:
Depreciation and amortization	25,681	19,937	25,022	19,246	659	691
Other	13,948	7,035	13,367	5,896	581	1,139
Changes in selected working capital items:
Accounts receivable	(66,296)	(35,324)	(75,950)	(18,004)	9,654	(17,320)
Inventories	9,188	43,137	9,188	43,137	—	—
Accounts payable	33,207	(46,026)	33,207	(46,026)	—	—
Other operating assets and liabilities	13,506	(12,706)	13,635	(10,970)	(129)	(1,736)
Changes in finance receivables	(6,112)	40,487	—	—	(6,112)	40,487
Changes in pledged finance receivables	(14,866)	(114,271)	—	—	(14,866)	(114,271)
Changes in other assets and liabilities	(11,090)	(3,295)	(11,161)	(2,413)	71	(882)

Cash flow from operating activities	11,683	(95,162)	21,822	(3,630)	(9,061)	(88,242)
Investments
Purchases of property, plant and equipment	(12,387)	(10,806)	(12,387)	(10,806)	—	—
Proceeds from the sale of property, plant and equipment	90	216	90	216	—	—
Purchases of equipment held for rental	(26,689)	(16,342)	(26,437)	(15,763)	(252)	(579)
Proceeds from the sale of equipment held for rental	33,269	19,063	33,269	19,063	—	—
Cash portion of acquisitions	(109,557)	—	(109,557)	—	—	—
Investment in income of Access Financial Solutions	—	—	(1,078)	(3,290)	—	—
Other	333	(689)	333	(689)	—	—

Cash flow from investing activities	(114,941)	(8,558)	(115,767)	(11,269)	(252)	(579)
Financing
Net increase (decrease) in short-term debt	27	(13,497)	27	(13,497)	—	—
Issuance of long-term debt	351,999	404,283	351,999	404,283	—	—
Repayment of long-term debt	(362,506)	(279,647)	(362,506)	(279,647)	—	—
Issuance of limited recourse debt	13,979	117,383	—	—	13,979	117,383
Repayment of limited recourse debt	(253)	(118)	—	—	(253)	(118)
Change in receivable from Access Financial Solutions	—	—	4,264	28,444	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	(4,264)	(28,444)
Payment of dividends	(871)	(859)	(871)	(859)	—	—
Exercise of stock options and issuance of restricted awards	5,472	927	5,472	927	—	—

Cash flow from financing activities	7,847	228,472	(1,615)	139,651	9,462	88,821
Currency Adjustments
Effect of exchange rate changes on cash	258	1,852	407	1,852	(149)	—
Cash
Net change in cash and cash equivalents	(95,153)	126,604	(95,153)	126,604	—	—
Beginning balance	132,809	6,205	132,809	6,205	—	—

Ending balance	$37,656	$132,809	$37,656	$132,809	$—	$—